                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

  Filed by the Registrant  [X]
  Filed by a Party other than the Registrant [ ]

CHECK THE APPROPRIATE BOX:
  [ ] Preliminary Proxy Statement                     [ ] Confidential, for Use of the Commission only
  [X] Definitive Proxy Statement                      (as permitted by Rule 14a-6(e)(2))
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          RELIANCE BANCSHARES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                    ALLAN T. BACH, PRESIDENT OF REGISTRANT
   ------------------------------------------------------------------------
   (Name of Person(s) filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                          RELIANCE BANCSHARES, INC.

                           3140 SOUTH 27TH STREET
                         MILWAUKEE, WISCONSIN  53215
                               (414) 671-2222



                                                              September 17, 1997





Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Reliance Bancshares, Inc. (the "Company"), the holding company for Reliance Savings Bank (the "Bank"), which will be held on October 21, 1997, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center (formerly the Quality Inn Airport), 5311 South Howell Avenue, Milwaukee, Wisconsin 53207.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be conducted at the Annual Meeting. We also have enclosed a copy of the Company's Annual Report for the fiscal year ended June 30, 1997. Directors and officers of the Company, as well as representatives of Schenck & Associates, S.C. (the successor to Meier, Clancy, George & Co. LLP following the merger of Meier, Clancy, George & Co. LLP with and into Schenck & Associates, S.C.), the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our shareholders may have.

     The vote of every shareholder is important to us. Please sign and return the enclosed appointment of proxy form promptly in the postage-paid envelope provided, regardless of whether you are able to attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have already mailed your Proxy.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your continued support.



                                          Sincerely yours,


                                          /s/ Allan T. Bach

                                          Allan T. Bach
                                          President and Chief Executive Officer

                          RELIANCE BANCSHARES, INC.

                           3140 SOUTH 27TH STREET
                         MILWAUKEE, WISCONSIN  53215
                               (414) 671-2222

              ------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON OCTOBER 21, 1997

              ------------------------------------------------

TO THE HOLDERS OF COMMON STOCK OF RELIANCE BANCSHARES, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Reliance Bancshares, Inc. (the "Company") will be held on Tuesday, October 21, 1997, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center (formerly the Quality Inn Airport), 5311 South Howell Avenue, Milwaukee, Wisconsin 53207.

      The Annual Meeting is for the purpose of considering and voting upon the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

      1. The election of one director for a three-year term and until his successor is elected;

      2. The ratification of the appointment of Schenck & Associates, S.C. (the successor to Meier, Clancy, George & Co. LLP following the merger of Meier, Clancy, George & Co. LLP with and into Schenck & Associates, S.C.) as independent auditors of the Company for the fiscal year ending June 30, 1998; and

      3. Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other such business.

      The Board of Directors has established September 5, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

                                     BY ORDER OF THE BOARD OF DIRECTORS,


                                     /s/ Carol A. Barnharst

Milwaukee, Wisconsin                 Carol A. Barnharst
September 17, 1997                   Vice President, Chief Financial Officer,
                                     Secretary and Treasurer

================================================================================

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM PROMPTLY IN THE ENVELOPE PROVIDED.

================================================================================

                          RELIANCE BANCSHARES, INC.

                            3140 SOUTH 27TH STREET
                         MILWAUKEE, WISCONSIN  53215
                                (414) 671-2222

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 1997

                         ------------------------------

     This Proxy Statement is being furnished to holders of common stock, $1.00 par value per share (the "Common Stock") of Reliance Bancshares, Inc. (the "Company") in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, October 21, 1997, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center (formerly the Quality Inn Airport), 5311 South Howell Avenue, Milwaukee, Wisconsin 53207, and at any adjournments or postponements thereof.

     The 1997 Annual Report to Shareholders, including the consolidated financial statements for the fiscal year ended June 30, 1997, accompanies this Proxy Statement and appointment form of proxy (the "Proxy") which are first being mailed to shareholders on or about September 17, 1997.

     Only shareholders of record as of the close of business on September 5, 1997 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,472,075 shares of Common Stock outstanding, and the Company had no other class of securities outstanding.

     The presence, in person or by Proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. As to the election of a director for a term expiring in the year 2000, the Proxy being provided by the Board of Directors enables a shareholder to vote for the election of the nominee proposed by the Board, or to withhold authority to vote for the nominee proposed by the Board. Article VI of the Company's Articles of Incorporation provides that there will be no cumulative voting by shareholders for the election of the Company's directors. Under the Wisconsin Business Corporation Law, directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes cast in person or by proxy is necessary to ratify the appointment of Schenck & Associates, S.C. (the successor to Meier, Clancy, George & Co. LLP following the merger of Meier, Clancy, George & Co. LLP with and into Schenck & Associates, S.C.) as independent auditors for the fiscal year ending June 30, 1998. Abstentions are included in the determination of shares present and voting for purposes of whether a quorum exists, while broker non-votes are not. Neither abstentions nor broker non-votes are counted in determining whether a matter has been approved. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

     As provided in the Company's Articles of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "10% Limit") are not entitled to any vote in respect of the shares held in excess of the 10% Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as such persons acting in concert with, such person or entity. The Company's Articles of Incorporation authorize the Board to make all determinations necessary to implement and apply the 10% Limit, including determining whatever persons or entities are acting in concert. The provisions of the Company's Articles of Incorporation relating to the 10% Limit do not apply to an acquisition of more than 10% of the shares of Common Stock if such acquisition has been approved by a majority of disinterested directors; provided such approval shall be effective only if obtained at a meeting where a quorum of disinterested directors is present.

     Shareholders are requested to vote by completing the enclosed Proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, signed proxies will be voted FOR the election of the nominee for director named in this Proxy Statement and FOR the ratification of the appointment of Schenck & Associates, S.C. as independent auditors of the Company for the fiscal year ending June 30, 1998. Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

     Any shareholder giving a Proxy has the power to revoke it any time before it is exercised by: (i) filing with the Secretary of the Company written notice thereof (Carol A. Barnharst, Secretary, Reliance Bancshares, Inc., 3140 South 27th Street, Milwaukee, Wisconsin 53215); (ii) submitting a duly executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. If you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournments or postponements thereof and will not be used for any other meeting.

     The cost of solicitation of proxies by mail on behalf of the Board of Directors will be borne by the Company. Proxies also may be solicited by personal interview or by telephone, in addition to the use of the mails by directors, officers and regular employees of the Company and Reliance Savings Bank (the "Bank"), without additional compensation therefor. The Company also has made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of Common Stock held of record by the beneficial owners of such shares. The Company will reimburse such holders for their reasonable out-of-pocket expenses.

     Proxies solicited hereby will be returned to the Board of Directors and will be tabulated by inspectors of election designated by the Board of Directors who will not be employed by, or a director of, the Company or any of its affiliates.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the beneficial ownership of shares of Common Stock as of the Voting Record Date by: (i) each shareholder known to the Company to beneficially own more than 5% of the shares of Common Stock outstanding, as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission (the "SEC") in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (ii) each director of the Company; (iii) the executive officer of the Company appearing in the Summary Compensation Table below; and (iv) all directors and executive officers as a group. Members of the Board of Directors of the Company also serve as directors of the Bank.


                                          NUMBER OF SHARES
                                            BENEFICIALLY
          NAME                                OWNED (1)      PERCENT OF CLASS
         ------                             -----------      ----------------
Reliance Savings Bank Employee Stock
  Ownership Trust (5) .....................    89,125               3.5%
Jerome H. Davis (6) .......................   142,700               5.6
Allan T. Bach (2)(3)(4) ...................    61,720               2.5
Carol A. Barnharst (2)(3)(4) ..............    59,239               2.4
O. William Held (2) .......................    40,404               1.6
John T. Lynch (2) .........................    44,535               1.8
Marjorie A. Spicuzza (2)(7) ...............    44,535               1.8
All directors and executive officers
  as a group (5 persons) ..................   250,433               9.9%


---------------------

(1) Unless otherwise indicated, includes shares of Common Stock held directly by the individuals as well as by members of such individuals' immediate family who share the same household, shares held in trust and other indirect forms of ownership over which shares the individuals exercise sole or shared voting power and/or investment power. Fractional shares of Common Stock held by certain executive officers under the Reliance Savings Bank Employee Stock Ownership Plan (the "ESOP") have been rounded to the nearest whole share.
(2) Includes shares of Common Stock which the named individuals and certain executive officers have the right to acquire within 60 days of the Voting Record Date pursuant to the exercise of stock options: Mr. Bach - 13,285 shares; Ms. Barnharst - 13,285 shares; Mr. Held - 13,285 shares; Mr. Lynch
     - 13,285 shares; and Ms. Spicuzza - 13,285 shares. Does not include options to purchase shares of Common Stock which do not vest within 60 days of the Voting Record Date which have been awarded to executive officers and directors under the Reliance Bancshares, Inc. 1997 Stock Option Plan (the "Stock Option Plan").
(3) Includes 16,393 and 10,933 shares of Common Stock awarded to Mr. Bach and Ms. Barnharst, respectively, during the fiscal year ended June 30, 1997 under the Reliance Savings Bank Recognition and Retention Plan (the "Retention Plan"). Does not include 32,787 and 21,867 shares of Common Stock awarded to Mr. Bach and Ms. Barnharst, respectively, under the Retention Plan which have not yet been acquired by the Retention Plan; therefore, although, Mr. Bach and Ms. Barnharst have a contractual right to such shares, they do not yet have voting or dispositive power with respect to such shares.
(4) Includes shares of Common Stock allocated to certain executive officers under the ESOP, for which such individuals possess shared voting power, of which approximately 7,042 shares and 3,771 shares have been allocated to the accounts of Mr. Bach and Ms. Barnharst, respectively.
(5) Emjay Corporation (the "Trustee") is the trustee for the Reliance Savings Bank Employee Stock Ownership Trust. The Trustee's address is 725 West Glendale Avenue, Glendale, Wisconsin 53209.
(6) Based upon a Schedule 13D, dated May 22, 1997, filed with the Company pursuant to the Exchange Act by Mr. and Mrs. Jerome H. Davis. Mr. and Mrs. Davis' residence is located at 11 Baldwin Farms North, Greenwich, CT 06831.
(7) Of the 31,250 shares indicated as beneficially owned by Ms. Spicuzza, 10,000 are owned by her sister who has sole voting and investment power over such shares, and as to which Ms. Spicuzza disclaims beneficial ownership.

                  MATTERS TO BE VOTED ON AT THE ANNUAL MEETING

                                   MATTER 1.
                             ELECTION OF DIRECTORS

     Pursuant to the Articles of Incorporation of the Company, at the first annual meeting of shareholders of the Company held on October 28, 1996, directors of the Company were divided into three classes as equal in number as possible. The director of the first class was elected to hold office for a term expiring at the first succeeding annual meeting, directors of the second class were elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class were elected to hold office for a term expiring at the third succeeding annual meeting, and in each case until their successors are elected and qualified. At each subsequent annual meeting of shareholders, one class of directors, or approximately one-third of the total number of directors, will be elected for a term of three years. There are no family relationships among the directors and/or executive officers of the Company. The person being nominated as a director is not being proposed for election pursuant to any agreement or understanding between any person and the Company.

     Unless otherwise directed, each Proxy executed and returned by a shareholder will be voted FOR the election of the nominee for director listed below. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominee for director and continuing directors, including tenure as a director of the Bank. All of the directors have served as a director of the Company since the Company's formation in November 1995.


                                POSITION WITH THE COMPANY             DIRECTOR
                                AND PRINCIPAL OCCUPATION             OF THE BANK
    NAME         AGE            DURING THE PAST FIVE YEARS              SINCE
    ----         ---            --------------------------            --------

           NOMINEE FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000
John T. Lynch     63            Director of the Company and the         1988
                                Bank; From 1984 to 1995, partner
                                in the law firm of Duggan Lynch &
                                Fons in Milwaukee, Wisconsin;
                                currently a solo practitioner.

               INFORMATION WITH RESPECT TO CONTINUING DIRECTORS

                     DIRECTORS WHOSE TERMS EXPIRE IN 1998


Allan T. Bach     63            Chairman of the Board of Directors      1991
                                of the Company and President, Chief
                                Executive Officer and Director of the
                                Company and the Bank.


                                      -4-

                                POSITION WITH THE COMPANY              DIRECTOR
                                AND PRINCIPAL OCCUPATION              OF THE BANK
    NAME             AGE        DURING THE PAST FIVE YEARS               SINCE
    ----             ---        --------------------------             --------
O. William Held       67        Chairman of the Board of Directors        1985
                                of the Bank and Director of the
                                Company and the Bank; Prior to his
                                retirement in 1991, Mr. Held served
                                as the President and Chief Executive
                                Officer of the Bank from 1985 to 1991.

                      DIRECTORS WHOSE TERMS EXPIRE IN 1999

Carol A. Barnharst    53        Vice President, Chief Financial Officer,  1993
                                Secretary, Treasurer and Director of
                                the Company; Vice President, Chief
                                Financial Officer and Director of the
                                Bank; Ms. Barnharst has served as
                                Vice President of the Bank since 1981
                                and as Chief Financial Officer of the
                                Bank since 1994.

Marjorie A. Spicuzza  72        Director of the Company and the Bank;     1980
                                Prior to her retirement in 1985, Ms.
                                Spicuzza served as the President and Chief
                                Executive Officer of the Bank from 1980
                                to 1985.


     THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST IS REQUIRED FOR THE ELECTION OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES OF COMMON STOCK REPRESENTED BY THE PROXIES SOLICITED HEREBY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE ABOVE-DESCRIBED NOMINEE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEE FOR DIRECTOR.


                                   MATTER 2.
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Company's independent auditors for the fiscal year ended June 30, 1997 were Meier, Clancy, George & Co. LLP. The Board of Directors of the Company has reappointed Schenck & Associates, S.C. (the successor to Meier, Clancy, George & Co. LLP following the merger of Meier, Clancy, George & Co. LLP with and into Schenck & Associates, S.C.) to perform the audit of the Company's financial statements for the fiscal year ending June 30, 1998. Representatives of Schenck & Associates, S.C. will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company's shareholders.

     UNLESS MARKED TO THE CONTRARY, THE SHARES OF COMMON STOCK REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF SCHENCK & ASSOCIATES, S.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SCHENCK & ASSOCIATES, S.C. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

             MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company was organized on November 10, 1995. Regular meetings of the Board of Directors of the Company generally are held on a monthly basis. During the fiscal year ended June 30, 1997, the Board of Directors of the Company held twelve regular meetings. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held and the total number of committee meetings on which such director served during the fiscal year ended June 30, 1997.

     The Board of Directors of the Company has a standing Audit Committee and Compensation Committee. The Audit Committee consists of Messrs. O. William Held, John T. Lynch and Ms. Marjorie A. Spicuzza. The Audit Committee reviews the scope and timing of the audit of the Company's financial statements by the Company's independent public accountants and will review with the independent public accountants the Company's management policies and procedures with respect to auditing and accounting controls. The Audit Committee also will review and evaluate the independence of the Company's accountants, and recommend to the Board the engagement, continuation or discharge the Company's accountants. In addition, the Audit Committee will direct the activities of the Bank's internal audit. The Company's Audit Committee met once during the fiscal year ended June 30, 1997.

     The Board of Directors of the Bank has established a Compensation Committee consisting of Messrs. O. William Held, John T. Lynch and Ms. Marjorie
A. Spicuzza who are neither officers nor employees of the Company or the Bank ("Outside Directors"). The Compensation Committee of the Bank met once during the fiscal year ended June 30, 1997. During the fiscal year ended June 30, 1997, all executive officer compensation was paid by the Bank and the compensation policies were determined by the Compensation Committee of the Bank, and the Company did not pay separate compensation to its executive officers. As the Company currently does not anticipate paying separate compensation to its officers during the upcoming fiscal year, compensation policies will continue to be determined by the Compensation Committee of the Bank.

     The entire Board of Directors of the Company acted as a Nominating Committee for the selection of the nominee for director to stand for election at the Annual Meeting. The Board, acting as the Nominating Committee, met in August, 1997 to consider and recommend the nominee for director to stand for election at the Annual Meeting. The Company's By-laws allow for shareholder nominations of the directors and require such nominations be made pursuant to timely notice in writing to the Secretary of the Company. See "Shareholder Proposals for the 1998 Annual Meeting."

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

     During the fiscal year ended June 30, 1997, the Company did not pay separate compensation to its officers. Separate compensation will not be paid to officers of the Company until such time as the officers of the Company devote significant time to separate management of Company affairs, which is not expected to occur until the Company becomes actively involved in additional significant business beyond the Bank.

     The following table summarizes the total compensation paid by the Bank to its Chief Executive Officer during the Bank's fiscal years ended June 30, 1995, 1996 and 1997. The Bank's next highest paid executive officers' compensation (salary and bonus) did not exceed $100,000 for either of the Bank's fiscal years ended June 30, 1996 and 1997.


                           SUMMARY COMPENSATION TABLE

                                        ANNUAL             LONG-TERM
                                    COMPENSATION(1)   COMPENSATION AWARDS
                                    ---------------  ----------------------
                                                       VALUE OF    NUMBER OF
                                                      RESTRICTED     SHARES
        NAME AND                                        STOCK      SUBJECT TO     ALL OTHER
   PRINCIPAL POSITION         YEAR        SALARY       AWARDS(2)   OPTIONS(3)  COMPENSATION(4)
------------------------    --------  ---------------  ---------   ----------  ---------------
Allan T. Bach...........      1997        $104,018      $384,096     39,857         $48,071
  President and Chief         1996         102,156            --         --           6,539
  Executive Officer of the    1995          76,193            --         --              --
  Company and the Bank


-----------------------

(1) Perquisites provided to Mr. Bach by the Bank did not exceed the lesser of $50,000 or 10% of Mr. Bach's total annual salary and bonus during the fiscal years ended June 30, 1995, 1996 and 1997, and accordingly, are not included.

(2) The amount shown in this column represents the value of vested and unvested shares of Common Stock awarded under the Retention Plan during the fiscal year ended June 30, 1997, calculated by multiplying the value of the Common Stock on the date of grant ($7.81) by the number of shares of Common Stock awarded (49,180 shares). The number and vesting schedule for the shares awarded to Mr. Bach are as follows: (i) 16,393 - (5/15/97); (ii) 16,393 - (5/15/98); and (iii) 16,394 - (5/15/99).
     Recipients of awards under the Retention Plan are entitled to payment of any dividends on unvested shares. The value of the vested and unvested Retention Plan Shares held by Mr. Bach at June 30, 1997 was $412,128 based on 49,180 shares and the value of the Common Stock on that date ($8.38 per share).

(3) The amount shown in this column represents the total number of shares of Common Stock subject to options granted (both vested and unvested) under the Stock Option Plan during the fiscal year ended June 30, 1997.

(4) The amount shown in this column for the fiscal year ended June 30, 1996 represents the Bank's contribution on behalf of the named executive
     officer under the ESOP.   The amount for the fiscal year ended June 30,
     1997 represents the allocation to the named executive officer's ESOP account as a result of a special distribution of $3.00 per share paid by the Company to its shareholders in November 1996 (see "Benefits - Employee Stock Ownership Plan and Trust").

EMPLOYMENT AGREEMENTS

     In connection with the conversion of the Bank from a state-chartered mutual savings bank to a state-chartered stock savings bank which was consummated on April 18, 1996 (the "Conversion"), the Bank entered into a three-year employment agreement with Mr. Allan T. Bach. The employment agreement is intended to ensure that the Bank maintains stable and competent management.

     Under the employment agreement, which became effective upon consummation of the Conversion, the base salary for Mr. Bach is $108,656. The base salary may be increased by the Bank's Board of Directors, but may not be reduced except as part of a general pro rata reduction in compensation for all executive officers. In addition to the base salary, the agreement provides for payments from other Bank incentive compensation plans, and provides for other benefits, including participation in any group health, life, disability or similar insurance program and in any pension, profit-sharing, employee stock ownership plan, deferred compensation, 401(k) or other retirement plans maintained by the Bank. The agreement also provides for participation in any stock-based incentive programs made available to executive officers of the Bank. The agreement may be terminated by the Bank upon death, disability or retirement; for cause at any time; or in certain events specified by the regulations issued by the Wisconsin Department of Financial Institutions, Division of Savings and Loan ("DFI-DSL"). If the Bank terminates the agreement other than for death, disability, retirement or cause, Mr. Bach is entitled to severance pay in the amount of two years' base salary (based on the highest compensation in effect within the three years preceding the date of termination) together with other compensation and benefits in which he was vested at the termination date.

     The agreement provides for severance payments if Mr. Bach's employment terminates following a change in control. Under the agreement, a "Change in Control" generally is defined to include any change in control required to be reported under the federal securities laws as well as: (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities; or
(ii) a change in a majority of the directors of the Company during any consecutive two-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period. In the event of a Change in Control, Mr. Bach may terminate employment for "good reason," which includes: (i) a material change in his duties, responsibilities or titles; (ii) a reduction in base salary; (iii) a geographic change in principal office location; or (iv) a reduction in incentives or other benefits available to him. In the event of such termination, Mr. Bach may receive severance pay for the longer of the unexpired term of the agreement or 36 months, based upon his highest base salary within the three years preceding termination plus bonus and incentive compensation based on the last calendar year. In addition, Mr. Bach is entitled to all qualified retirement and other benefits in which he was vested, and additional retirement benefits under all qualified plans to which he would have been entitled had he continued employment through the then-remaining employment term. If the severance payments following a Change in Control would constitute "parachute payments" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and the present value of such "parachute payments" equals or exceeds three times Mr. Bach's average annualized includable income for the five calendar years preceding the year in which a Change in Control occurred, the severance payments shall be reduced to an amount equal to the present value of
2.99 times the average annual compensation paid to Mr. Bach during the five calendar years immediately preceding such Change in Control.

BENEFITS

     INSURANCE PLANS

     All full-time employees of the Bank are eligible for comprehensive health insurance commencing upon the completion of three full months of employment with the Bank. After three full months of employment, full-time employees also are covered as a group for life insurance. The Bank pays 100% of the cost of health insurance for single and family coverage for employees and executive officers of the Bank. The Bank pays the entire cost of life insurance for all employees.

     DEFINED BENEFIT PLAN

     The Bank participates in the Financial Institutions Retirement Fund ("FIRF"), a multiple employer, defined benefit plan qualified within the meaning of Section 401(a) of the Internal Revenue Code. FIRF participation generally is limited to employers who are engaged in the financial services industry. FIRF is administered by a board of directors comprised of the President of FIRF, the Presidents of the twelve Federal Home Loan Banks and twelve other persons who are representatives of employers participating in FIRF. Executive officers and directors of the Bank are not employed by FIRF. In order to be eligible to participate in the FIRF, an employee must not be compensated on an hourly basis, have attained the age of 21 and completed 1,000 hours of service in a twelve consecutive month period. Eligible employees become vested after completion of five years of service. No participant contributions are permitted.

     Under the Bank's adoption agreement pursuant to which it participates in FIRF, benefits for eligible employees are determined under the following formula: 1.5% multiplied by the average annual compensation for the highest five consecutive years of service multiplied by years of service. Benefits are payable by FIRF: (i) upon separation from service with the Bank provided applicable vesting and certain other conditions are met; and (ii) with respect to a vested participant upon retirement, death, disability or other separation from service. In the event separation from service is for reasons other than retirement, death or disability, benefit commencement will be deferred. Pursuant to FIRF regulations, normal retirement age is 65. However, a vested participant may retire as early as age 45 but his or her benefit will be reduced by 3% for each year his or her retirement age precedes age 65. If a participant continues working after age 65, the benefit otherwise payable at actual retirement is increased by 2% for each year of service after age 65.
The plan provides for pre-retirement survivor benefits as required by the Internal Revenue Code. Further, in the event of death, the plan provides for death benefits in an amount equal to the last annual salary plus 10% of such salary for each year of service up to a maximum amount of three times such salary, and in the event of death after retirement, the difference, if any, between twelve times annual pension payments less the amount of pension payments made prior to such death. In the event of disability, a vested participant shall receive the greater of the then accrued benefit payable in annuity form or 30% of the average annual compensation for the highest five consecutive years of service. Benefits are payable in annuity form and there is no lump sum settlement option. The forms of annuities available are the joint and survivor annuity form required by the Internal Revenue Code and, assuming appropriate spousal waivers, a single life annuity, a ten-year certain annuity, with or without survivor option, and a survivor annuity with a contingent annuitant other than a spouse.

     The following table sets forth the estimated annual benefits payable under FIRF on retirement at normal retirement age for the compensation levels and number of years of service noted:



FINAL AVERAGE PAY  5 YEARS  10 YEARS  15 YEARS  20 YEARS  25 YEARS  30 YEARS  35 YEARS
-----------------  -------  --------  --------  --------  --------  --------  --------

   $ 50,000        $ 3,750   $ 7,500  $ 11,250  $ 15,000  $ 18,750  $ 22,500  $ 26,250
     75,000          5,625    11,250    16,875    22,500    28,125    33,750    39,375
    100,000          7,500    15,000    22,500    30,000    37,500    45,000    52,500
    125,000          9,375    18,750    28,125    37,500    46,875    56,250    65,625


Maximum annual pension benefits are limited under Section 415 of the Internal Revenue Code to the lesser of: (i) $125,000 currently (subject to future adjustment by the United States Secretary of the Treasury based on cost of living factors); or (ii) 100% of the participant's average annual compensation for the three most recent consecutive Plan Years (as defined in the FIRF), each reduced by 10% per year for each year of service less than ten. These benefits are not integrated with social security or other benefits.

     FIRF assets are held in a single trust funded through the aggregate contributions of all participating employers. All assets of FIRF are available to pay the benefits of any retiree. Under funding rules established by FIRF, the Bank has been credited with future employer contribution offsets ("FECO"). The Bank's obligation to make periodic contributions to fund benefits accrued under FIRF for such period for its employees has been met for the last several years by applying such FECO against the amounts otherwise due as a contribution. It is anticipated that the Bank will continue to cause its contribution obligations to be met, in whole or in part, through the use of such FECO for as long as FECO credits are available to the Bank.

  EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

     The Bank has established the Reliance Savings Bank Employee Stock Ownership Plan (the "ESOP") for eligible employees of the Bank. As part of the Conversion, the ESOP borrowed funds from the Company to purchase approximately 3.5% of the Common Stock issued in the Conversion, or 89,125 shares of Common Stock. Collateral for the loan is the Common Stock purchased by the ESOP. The Bank will make scheduled discretionary cash contributions to the ESOP sufficient to amortize the principal and pay interest on the loan. The loan will be repaid principally from the Bank's contributions to the ESOP over a period of 15 years. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

     Contributions to the ESOP and shares released from the suspense account in an amount proportionate to the repayment of principal and interest on the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation. Shares awarded under the ESOP will not become vested until the participants have completed five years of service (including past years of service), which at such time, the shares will then become 100% vested. Participants also become 100% vested on death, disability or attainment of age
65. Forfeitures will be reallocated among the remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. Benefits may be paid either in shares of Common Stock or in cash.

     During the fiscal year ended June 30, 1997, the ESOP received $267,375 as a result of a special distribution of $3.00 per share paid by the Company to its shareholders in November 1996 ("Special Distribution"). The amount received from the Special Distribution was used by the ESOP to pay principal and interest on the ESOP loan. As a result, 38,891 shares of Common Stock were released from the suspense account and were available for allocation to eligible participants' accounts; however, due to Internal Revenue Code limitations, only 14,261 shares of the Common Stock released from the suspense account were allocated to eligible participants' accounts during fiscal 1997, and the remaining 24,630 shares of Common Stock are held in reserve. The shares of Common Stock held in reserve will be allocated to eligible participants' accounts within the limitations of the Internal Revenue Code over the next few years. In addition, due to the increased payment on the ESOP loan during fiscal 1997 as a result of the Special Distribution, payments on the ESOP loan will be temporarily reduced as the ESOP will make interest-only payments until the year 2001.

     Emjay Corporation is the trustee for the ESOP (the "Trustee"). The Bank's Benefits Committee, consisting of Messrs. O. William Held, John T. Lynch and Ms. Marjorie A. Spicuzza, will instruct the Trustee regarding investment of funds contributed to the ESOP. The Trustee will vote all allocated shares held in the ESOP in accordance with the instructions of participating employees.
The Trustee will vote unallocated shares as directed by the Bank's Board of Directors.

  RELIANCE SAVINGS BANK RECOGNITION AND RETENTION PLAN

     In fiscal 1997, the Board of Directors of the Company and the Bank adopted the Reliance Savings Bank Recognition and Retention Plan (the "Retention Plan") as a method of providing officers of the Bank with a proprietary interest in the Company and to encourage such persons to remain with the Company and the Bank. Shareholder approval of the Retention Plan was required by the DFI-DSL, and at a Special Meeting of Shareholders of the Company held on May 15, 1997 (the "Special Meeting"), the Retention Plan was approved by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and voted at the Special Meeting.

     Employee directors and management officers of the Bank are eligible to participate in the Retention Plan. Under the Retention Plan, 102,494 shares of Common Stock were authorized to be awarded to eligible participants. On May 15, 1997, 81,980 shares of Common Stock were awarded to the Bank's officers, and as of June 30, 1997, 20,514 shares of Common Stock were available for future awards under the Retention Plan.

     The Retention Plan will either acquire the shares granted and to be granted: (i) through open market purchases (which have been approved by the DFI-DSL); (ii) from previously authorized but unissued shares from the Company at the then-current per share price; or (iii) through a combination of (i) and
(ii) above. If additional authorized but unissued shares of Common Stock are issued to the Retention Plan, the interests of existing shareholders will be diluted.

     The Retention Plan is administered by a committee of the Board of Directors (the "Committee") consisting of two or more "non-employee" directors as that term is defined under Rule 16b-3 promulgated by the SEC under the Exchange Act. The members of the Committee consist of Messrs. Held and Lynch, and Ms. Spicuzza. In May 1997, officers of the Bank were granted 81,980 shares of Common Stock which vest at the rate of approximately 33 1/3% on the date of grant (May 15, 1997) and 33 1/3% per year on the first and second anniversaries of the date of grant. The vesting schedule for any future awards under the Retention Plan will be determined by the Committee at the time of the award.

     All Retention Plan awards, whether or not vested at such time, shall become immediately 100% vested upon termination of employment due to death, disability or "retirement." Retirement includes any termination of employment which constitutes normal retirement or early retirement under the ESOP or upon reaching age 65, or such later retirement as may be agreed upon between the Bank and such officer. If an officer terminates employment with the Bank or the Company for reasons other than due to death, disability, retirement or a Change in Control of the Bank or the Company, unvested Retention Plan awards will be forfeited.

     In the event a recipient of Retention Plan awards is terminated following a Change of Control of the Company, all Retention Plan awards, whether or not vested at such time, shall become immediately 100% vested. "Change of Control" is defined to mean a change of control of a nature that: (i) would be required to be reported to the SEC by the Company in a current report on Form 8-K; or
(ii) results in a change in control of the Bank or the Company within the meaning of the Home Owners Loan Act of 1933 and the rules and regulations promulgated by the Office of Thrift Supervision (or its predecessor agency) (the "OTS"). In addition, under the Retention Plan and Stock Option Plan, a Change of Control shall be deemed to have occurred at such time as: (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company or its subsidiaries representing 25% or more of such entities' outstanding voting securities; (ii) individuals who constitute the current Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the effective date of the Retention Plan and Stock Option Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or (iii) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution; or (iv) any change of control of the Company instituted by an entity or individual other than current management of the Company.

     Recipients of awards will receive dividends paid on, and may direct the voting with respect to, shares of Common Stock awarded to them prior to vesting. Unallocated shares will be voted by the Committee in the same proportion as unvested awarded plan shares are voted. Vested shares of Common Stock are distributed to recipients as soon as practicable.

     In the event the number of shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of any consideration by the Company, the number of shares of Common Stock awarded and the number of shares of Common Stock available for future awards under the Retention Plan will be adjusted to prevent dilution or enlargement of the rights granted under the Retention Plan.

  STOCK OPTION PLAN

     In fiscal 1997, the Board of Directors of the Company adopted the Reliance Bancshares, Inc. 1997 Stock Option Plan ("Stock Option Plan"). The purpose of the Stock Option Plan is to provide directors, officers and employees of the Company and the Bank with a proprietary interest in the Company, to recognize management, employees and the Board of Directors for their contributions to the success of the Bank and the Company, and to incite their future performance, and to encourage such individuals to remain with the Bank. Shareholder approval of the Stock Option Plan was required by the DFI-DSL, and at the Special Meeting, the Stock Option Plan was approved by the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and voted at the Special Meeting.

     Under the Stock Option Plan, all directors, officers and employees of the Company and its subsidiaries are eligible to participate. The Stock Option Plan authorizes the grant of: (i) options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code ("Incentive Stock Options"); (ii) options that do not so qualify ("Non-Statutory Options"); and (iii) options which are exercisable only upon a change in control of the Bank or the Company ("Limited Rights"). Under the Stock Option Plan, options to purchase 256,234 shares of Common Stock, or 10% of the number of shares of Common Stock issued in connection with the Conversion, were made available for granting to eligible participants. As of June 30, 1997, options to purchase 221,066 shares of Common Stock had been granted under the Stock Option Plan and options to purchase 35,168 shares of Common Stock were available for future grants.

     The following table sets forth certain information concerning the grant of stock options to Mr. Bach under the Stock Option Plan during the fiscal year ended June 30, 1997.


                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS
--------------------------------------------------------------------------------

                                % OF TOTAL
                                 OPTIONS
                                GRANTED TO      PER SHARE
                   OPTIONS     EMPLOYEES IN   EXERCISE PRICE  EXPIRATION
      NAME        GRANTED(1)  FISCAL YEAR(2)      ($/SH)         DATE
      ----        ----------  --------------      ------         ----

Allan T. Bach .....  39,857       39.3%            $7.81        5/15/07

-------------


(1) The options granted are subject to a vesting schedule under the Stock Option Plan and are exercisable as follows: (i) 13,285 - (5/15/97); (ii) 13,286 - (5/15/98); and (iii) 13,286 - (5/15/99).

(2) Options to purchase 221,066 shares of Common Stock were granted to eligible participants under the Stock Option Plan during the fiscal year ended June 30, 1997, of which options to purchase 101,490 shares were granted to officers and employees.

     The following table sets forth certain information concerning the exercise of stock options granted under the Stock Option Plan by Mr. Bach during the fiscal year ended June 30, 1997 and the number and value of his unexercised stock options at June 30, 1997.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES


                                                                               VALUE OF
                                                NUMBER OF                     UNEXERCISED
                                               UNEXERCISED                    IN-THE-MONEY
               NUMBER OF                         OPTIONS                        OPTIONS
                SHARES                      AT FISCAL YEAR-END            AT FISCAL YEAR-END(1)
              ACQUIRED ON    VALUE       --------------------------    --------------------------
NAME           EXERCISE    REALIZED(1)   EXERCISABLE  UNEXERCISABLE    EXERCISABLE  UNEXERCISABLE
----           --------    -----------   -----------  -------------    -----------  -------------
Allan T. Bach      0           $ 0          13,285        26,572          $7,572        $15,146


------------------

(1) The value of Unexercised In-the-Money Options is based upon the difference between the fair market value of the stock options ($8.38) and the exercise price of the options ($7.81) at June 30, 1997.

     In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock subject to the options awarded under the Stock Option Plan and the exercise price per share under the option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding.

     The shares of Common Stock to be issued by the Company upon the exercise of options by optionees may be acquired either: (i) through open market purchases by the Company (subject to prior approval by the DFI-DSL); (ii) from previously authorized but unissued shares of Common Stock; or (iii) through a combination of (i) and (ii) above. If additional authorized but unissued shares of Common Stock are issued upon the exercise of options, the interests of existing shareholders will be diluted.

     The Stock Option Plan is administered jointly by the Board of Directors of the Company and a committee of the Board of Directors (the "Committee") consisting of two or more "non-employee" directors as that term is defined under Rule 16b-3 promulgated by the SEC under the Exchange Act. The Board of Directors will make the following determinations with respect to grants to non-employee directors and the Committee will make the following determinations with respect to grants to eligible participants other than non-employee directors: (i) the persons to whom options are granted; (ii) the terms at which options are to be granted; (iii) the number of shares of Common Stock subject to an individual grant; (iv) the vesting schedule applicable to individual grants; and (v) the expiration date of the option (which shall not be later than ten years from the date the option is granted). The exercise price may be paid in cash or shares of Common Stock on the date of grant or such greater amount as determined by the Committee with respect to grants to eligible participants other than non-employee directors, and by the Board of Directors with respect to grants to non-employee directors.

     The options granted to directors, officers and employees under the Stock Option Plan in fiscal 1997 vest at the rate of 33 1/3% per year commencing on May 15, 1997, the date of shareholder approval of the Stock Option Plan.

     The aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options may be granted to an eligible participant which are exercisable for the first time in any calendar year may not exceed $100,000. Any option granted in excess of such amount shall be treated as a Non-Statutory Option. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding shares of Common Stock may be exercised only for a period of five years following the date of grant and the exercise price at the time of grant must be equal to at least 110% of the fair market value of the Common Stock on the date of the grant.

     No option granted in connection with the Stock Option Plan will be exercisable after three months after the date on which the optionee ceases to perform services for the Bank or the Company, except that in the event of death, retirement or disability, all options, whether or not exercisable at such time, may be exercisable for up to one year thereafter or such longer period as determined by the Committee with respect to options held by eligible participants other than non-employee directors and by the Board of Directors with respect to options held by non-employee directors. Options held by employees terminated for cause will terminate on the date of termination. Termination "for cause" includes termination due to personal dishonesty, incompetence, willful misconduct, the intentional failure to perform stated duties, breach of fiduciary duty involving personal dishonesty, willful violations of law, the entry of a final cease and desist order or the material breach of any provisions of an employee's employment contract.

     In the event of a Change of Control of the Company, all Incentive Stock Options and Non-Statutory Options, whether or not exercisable at such time, shall become immediately exercisable. If a participant is terminated due to such Change of Control, all options shall be exercisable for a period of one year following such Change of Control, or such longer period as determined by the Committee; provided that in no event shall the period extend beyond the option term and in the case of Incentive Stock Options, such options shall not be eligible for treatment as Incentive Stock Options if exercised more than three months following the date of a participant's cessation of employment.

     In the event of a participant's termination of employment, the Company, if requested by the participant, may elect to pay the participant, or beneficiary in the event of death, in exchange for cancellation of the option, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the participant's termination of employment.

     Incentive Stock Options may be transferred only by will or the laws of descent and distribution. Non-Statutory Options may be transferred by participants pursuant to the laws of descent and distribution and during a participant's lifetime, by participants to members of their "immediate family" (as defined in the Stock Option Plan), trusts for the benefit of members of their immediate family and charitable institutions to the extent permitted under Section 16 of the Exchange Act and subject to federal and state securities laws.

DIRECTORS' COMPENSATION

  DIRECTORS' FEES

     The Board of Directors of the Company meets monthly and did not receive directors' fees for meetings attended during the fiscal year ended June 30, 1997. For the fiscal year ended June 30, 1997, each member of the Board of Directors of the Bank received a $1,250 directors' meeting fee per meeting attended. The Chairman of the Board, Mr. O. William Held, received an additional $200 for each Board of Directors meeting attended. In addition, directors who are not also employees of the Bank received $250 for attending a special meeting of the Board of Directors.

     For certain non-employee directors who formerly were employees of the Bank, the Bank pays the cost of their health insurance as follows: (i) Mr. Held - 100% of the cost for single coverage ($2,628); and (ii) Ms. Spicuzza - 100% of the cost of her Medicare supplement ($3,138). The Bank does not pay for health insurance coverage for Mr. Lynch.

  NON-QUALIFIED DEFERRED RETIREMENT PLAN FOR DIRECTORS

     The Bank maintains the Reliance Savings Bank Non-qualified Deferred Retirement Plan for Directors (the "Deferred Retirement Plan"), which became effective June 30, 1994, whereby directors of the Bank can elect to defer receipt of all or any portion of their directors' fees payable in each calendar year (the "Deferred Benefit"). In addition, each director also is eligible to receive a "Service Credit Benefit" upon retirement from active service on the Board of Directors. Each director receives one service credit for each full year of service on the Board of Directors, with a maximum of five service credits. The "Service Credit Benefit" for each director equals $10,000 for each service credit received. Directors Bach, Held, Lynch and Barnharst each have accumulated three years of service under the Deferred Retirement Plan.
Director Spicuzza does not participate in the Deferred Retirement Plan.

     The Deferred Benefit and Service Credit Benefit are payable upon the director's termination of service with the Bank. Distributions of the Deferred Benefit and Service Credit Benefit under the Deferred Retirement Plan are made in equal monthly installments over a five-year period commencing the first month after such termination of service; provided, however, that if a director is terminated for cause, all rights such director may have to the Service Credit Benefit will be forfeited. Distributions pursuant to the Deferred Retirement Plan will be made in a lump sum upon termination of service due to death or if such director dies prior to receipt of the entire Deferred Benefit and/or Service Credit Benefit. The distributions also may be accelerated in cases of medical emergency or a showing of good cause.

     The Deferred Retirement Plan is administered by Northwestern Mutual Life Insurance Company. The Bank has acquired permanent life insurance policies on the lives of participants in the Deferred Retirement Plan to fund such plan. The cash value of the policies totalled $202,891 at June 30, 1997. The directors have no rights, title or interest in the insurance policies.


             INDEBTEDNESS OF MANAGEMENT AND CERTAIN TRANSACTIONS

     Current federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank's policy provides that all loans or extensions of credit to executive officers and directors are to be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectability or present other unfavorable features. All loans to executive officers and directors have been made by the Bank in the ordinary course of business and were not made with favorable terms nor involved more than the normal risk of collectability or presented unfavorable features. All loans or extensions of credit to executive officers and directors were current as of June 30, 1997.

     The Company and the Bank intend that all transactions in the future between the Company and the Bank and executive officers, directors, holders of 10% or more of the shares of any class of common stock of the Company and affiliates thereof, will contain terms no less favorable to the Company or the Bank than could have been obtained by them in arms' length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company or the Bank, as applicable, not having any interest in the transaction.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the shares of Common Stock outstanding, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based upon review of the information provided to the Company, the Company believes that during the fiscal year ended June 30, 1997, officers, directors and greater than ten percent shareholders complied with all Section 16(a) filing requirements.

              SHAREHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the 1998 annual meeting of the shareholders of the Company, which is scheduled to be held in October 1998, must be received at the principal executive offices of the Company, 3140 South 27th Street, Milwaukee, Wisconsin 53215, Attention: Carol A. Barnharst, Secretary, no later than May 21, 1998. If such proposal is timely submitted and is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article VII of the Company's Articles of Incorporation, which provides that: (i) with respect to proposals to be brought before an annual meeting, such proposal must be received by the Company not less than 60 days nor more than 90 days prior to the date of the previous year's annual meeting of shareholders, or in the event no annual meeting was held in the previous year, no later than ten days following the date notice of the annual meeting is mailed to shareholders; and (ii) with respect to proposals to be brought before a special meeting, not later than the close of business on the tenth day following the date notice of such special meeting is mailed to shareholders.

     In accordance with Article VII of the Company's Articles of Incorporation, the advance notice of a proposal described above must set forth certain information, including the shareholder's name and address, as they appear on the Company's record of shareholders, the class and number of shares of the Company Common Stock beneficially owned by such shareholder, a brief description of the proposed business, the reason for considering the business at the shareholder meeting and any material interest of the shareholder in the proposed business. In addition, with respect to nominations for election to the Board of Directors made by a shareholder, in accordance with Article VII of the Company's Articles of Incorporation and Article III of the Company's By-laws, the following information must be provided: (i) the name and address of the shareholder who intends to make the nomination and of the person(s) to be nominated; (ii) a representation that the shareholder is a holder of record of the stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) written consent of each nominee to serve as a director of the Company if so elected.


                       OTHER MATTERS WHICH MAY PROPERLY
                        COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.


     A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1997 IS FILED WITH THE SEC AND WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO RELIANCE BANCSHARES, INC., CAROL
A. BARNHARST, SECRETARY, 3140 SOUTH 27TH STREET, MILWAUKEE, WISCONSIN 53215.


                                      BY ORDER OF THE BOARD OF DIRECTORS,



                                      /s/ Carol A. Barnharst

Milwaukee, Wisconsin                  Carol A. Barnharst
September 17, 1997                    Vice President, Chief Financial Officer,
                                      Secretary and Treasurer


================================================================================

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

================================================================================

                           RELIANCE BANCSHARES, INC.
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 21, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders (the "Annual Meeting") and the Proxy Statement and, revoking any proxy heretofore given, hereby constitutes and appoints Messrs. Allan T. Bach and O. William Held, and any of the other directors of Reliance Bancshares, Inc. (the "Company"), to represent and to vote, as designated below, all the shares of common stock, $1.00 par value per share ("Common Stock"), of the Company held of record by the undersigned on September 5, 1997, at the Annual Meeting which will be held on October 21, 1997, at 2:00 p.m., Milwaukee time, at the Clarion Hotel & Conference Center (formerly the Quality Inn Airport), 5311 South Howell Avenue, Milwaukee, Wisconsin 53207, or any adjustments or postponements thereof.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BELOW, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS LISTED BELOW. If any other business is presented at the Annual Meeting or any adjournments or postponements thereof, this proxy will be voted by the Board of Directors of the Company in their best judgment. At the present time, the Board of Directors of the Company knows of no other business to be presented at the Annual Meeting.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE

            RELIANCE BANCSHARES, INC. ANNUAL MEETING OF SHAREHOLDERS

Please mark your votes as in this example:  [X]

1.   ELECTION OF DIRECTOR

     John T. Lynch

     [ ]  FOR nominee listed above                 [ ]  WITHHOLD AUTHORITY
          (except as noted to the contrary below)       to vote for nominee listed above


     [INSTRUCTION: To withhold authority to vote for the nominee, write the nominee's name in the space provided below].

         ----------------------------------------------------------

2. RATIFICATION OF THE APPOINTMENT OF SCHENCK & ASSOCIATES, S.C. (THE SUCCESSOR TO MEIER, CLANCY, GEORGE & CO. LLP FOLLOWING THE MERGER OF MEIER, CLANCY, GEORGE & CO. LLP WITH AND INTO SCHENCK & ASSOCIATES, S.C.) AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

     [ ]  FOR      [ ]  AGAINST       [ ]  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                         Dated:                                            ,1997
                               --------------------------------------------

                         -------------------------------------------------------

                         -------------------------------------------------------
                                                Signatures

                         IMPORTANT: Please sign your name exactly as it appears hereon. When signing as an attorney, administrator, agent, corporation, officer, executor, trustee, guardian or similar position, please add your full title to your signature. If shares of common stock are held jointly, each holder may sign but only one signature is required.